
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                  FORM 8-K/A
                                AMENDMENT NO. 1

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  September 25, 1998




                              INKTOMI CORPORATION
            (Exact name of registrant as specified in its charter)


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

        DELAWARE                       000-24339                         94-3238130
(State of incorporation)      (Commission File Number)        (IRS Employer Identification No.)

        1900 S. NORFOLK STREET, SUITE 310, SAN MATEO, CALIFORNIA 94403
            (Address of principal executive offices of Registrant)



                                (650) 653-2800
             (Registrant's telephone number, including area code)
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     The undersigned Registrant hereby amends the following items, financial statements, exhibits, or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on September 25, 1998 (the "Form 8-K") as set forth in the pages attached hereto:


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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      (a) Financial Statements of Business Acquired.

          Filing of financial statements is not required under Rule 3-05(b) of Regulation S-X of the Securities Act of 1933.

      (b) Pro Forma Financial Information.

          Filing of pro forma financial information is not required pursuant to
Article 11 of Regulation S-X of the Securities Act of 1933.

      (c) Exhibits.

          Exhibit No.             Description
          -----------             -----------

          2.1* Agreement and Plan of Reorganization, dated August 31, 1998, by and among Inktomi Corporation, IC Merger Corp. and C2B Technologies, Inc.


          99.1*                   Press release of Inktomi Corporation, dated
                                  September 1, 1998.
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* Previously filed.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INKTOMI CORPORATION


                                         /s/ Jerry M. Kennelly
Dated:  November 2, 1998            By:  _______________________________________
                                         Jerry M. Kennelly, Vice President of
                                         Finance and Chief Financial Officer


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